Exhibit (h)(2)

AMENDED SCHEDULE A TO TRANSFER AGENCY AND SERVICES AGREEMENT

LIST OF FUNDS AND PORTFOLIOS

As of August 11, 2020

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL—Alternative Credit Fund
BrandywineGLOBAL—Diversified US Large Cap Value Fund
BrandywineGLOBAL—Dynamic US Large Cap Value Fund
BrandywineGLOBAL—Flexible Bond Fund
BrandywineGLOBAL—Global High Yield Fund
BrandywineGLOBAL—Global Opportunities Bond Fund
BrandywineGLOBAL—Global Opportunities Bond Fund (USD Hedged)
BrandywineGLOBAL—Global Unconstrained Bond Fund
BrandywineGLOBAL—International Opportunities Bond Fund
ClearBridge International Growth Fund
ClearBridge Global Infrastructure Income Fund
ClearBridge Small Cap Fund
ClearBridge Value Trust
Martin Currie Emerging Markets Fund
Martin Currie International Unconstrained Equity Fund
Martin Currie SMASh Series EM Fund
QS Global Market Neutral Fund
QS International Equity Fund
QS Strategic Real Return Fund
QS U.S. Small Capitalization Equity Fund

LEGG MASON PARTNERS EQUITY TRUST

ClearBridge Aggressive Growth Fund
ClearBridge All Cap Value Fund
ClearBridge Appreciation Fund
ClearBridge Dividend Strategy Fund
ClearBridge International Value Fund
ClearBridge International Small Cap Fund
ClearBridge Large Cap Growth Fund
ClearBridge Large Cap Value Fund
ClearBridge Mid Cap Fund
ClearBridge Mid Cap Growth Fund
ClearBridge Select Fund
ClearBridge Small Cap Growth Fund
ClearBridge Small Cap Value Fund
ClearBridge Sustainability Leaders Fund
ClearBridge Tactical Dividend Income Fund
QS Conservative Growth Fund
QS Defensive Growth Fund
QS Global Dividend Fund
QS Global Equity Fund
QS Growth Fund
QS Moderate Growth Fund
QS S&P 500 Index Fund
QS U.S. Large Cap Equity Fund

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio
ClearBridge Variable Appreciation Portfolio
ClearBridge Variable Dividend Strategy Portfolio
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Large Cap Value Portfolio
ClearBridge Variable Mid Cap Portfolio
ClearBridge Variable Small Cap Growth Portfolio
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
QS Variable Conservative Growth
QS Variable Growth
QS Variable Moderate Growth
Legg Mason/QS Aggressive Model Portfolio
Legg Mason/QS Moderately Aggressive Model Portfolio
Legg Mason/QS Moderate Model Portfolio
Legg Mason/QS Conservative Model Portfolio
Legg Mason/QS Moderately Conservative Model Portfolio

WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Fund
Western Asset Core Plus Bond Fund
Western Asset High Yield Fund
Western Asset Inflation Indexed Plus Bond Fund
Western Asset Intermediate Bond Fund
Western Asset Macro Opportunities Fund
Western Asset Total Return Unconstrained Fund

LEGG MASON PARTNERS INCOME TRUST

Western Asset Ultra-Short Income Fund
Western Asset California Municipals Fund
Western Asset Corporate Bond Fund
Western Asset Emerging Markets Debt Fund
Western Asset Global High Yield Bond Fund
Western Asset Income Fund
Western Asset Intermediate Maturity California Municipals Fund
Western Asset Intermediate Maturity New York Municipals Fund
Western Asset Intermediate-Term Municipals Fund
Western Asset Managed Municipals Fund
Western Asset Massachusetts Municipals Fund
Western Asset Mortgage Total Return Fund
Western Asset Municipal High Income Fund
Western Asset New Jersey Municipals Fund
Western Asset New York Municipals Fund
Western Asset Oregon Municipals Fund
Western Asset Pennsylvania Municipals Fund
Western Asset Short Duration High Income Fund
Western Asset Short Duration Municipal Income Fund
Western Asset Short-Term Bond Fund

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Variable Global High Yield Bond Portfolio
Western Asset Core Plus VIT Portfolio

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Reserves
Western Asset Institutional Liquid Reserves
Western Asset Institutional U.S. Treasury Obligations Money Market Fund
Western Asset Institutional U.S. Treasury Reserves
Western Asset Premier Institutional Government Reserves
Western Asset Premier Institutional Liquid Reserves
Western Asset Premier Institutional U.S. Treasury Reserves
Western Asset Select Tax Free Reserves
Western Asset SMASh Series C Fund
Western Asset SMASh Series EC Fund
Western Asset SMASh Series M Fund
Western Asset SMASh Series TF Fund
Western Asset SMASh Series Core Completion Fund

LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset U.S. Treasury Reserves
Western Asset Government Reserves
Western Asset New York Tax Free Money Market Fund
Western Asset Tax Free Reserves